UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 21, 2015
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Open Text Corporation (the “Company”) appointed Stephen Murphy, 45, as its President, effective as of January 4, 2016. Mark Barrenechea will continue to serve as OpenText’s Chief Executive Officer and will also assume the role of Chief Technology Officer. Mr. Murphy, as President of OpenText, will have responsibility for all customer facing activity and will report to Mr. Barrenechea. The appointment is effective January 4, 2016.

Prior to joining the Company, Mr. Murphy served as Senior Vice President and General Manager at Oracle Corporation (“Oracle”), responsible for driving revenue and expanding margin for its North American services. Prior to his role at Oracle, he held executive positions at Sun Microsystems, Accenture and Procter & Gamble. Further, Mr. Murphy received a Bachelor of Science degree in Mechancial Engineering from UC Davis and a Master of Business Administration from Harvard University.

In connection with Mr. Murphy’s appointment, on December 21, 2015, the Company entered into an employment agreement with Mr. Murphy. For full details of the employment agreement, please see Exhibit 10.1 attached hereto, which is incorporated herein by reference.

Item 7.01.     Regulation FD Disclosure.

A copy of the Company’s press release announcing Mr. Murphy’s appointment is furnished herewith as Exhibit 99.1. The website addresses of the Company are included in the press release as an inactive textual reference only. The information contained on these websites is not part of the press release and shall not be deemed furnished to the Securities and Exchange Commission.

The information set forth in this Item 7.01 including Exhibit 99.1 is being furnished under Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such exhibit be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated December 21, 2015, among the Company, Open Text Inc. and Stephen F. Murphy
99.1	Press Release issued by Open Text Corporation on December 24, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

December 24, 2015	By:	/s/ Gordon A. Davies
Gordon A. Davies Chief Legal Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1	Employment Agreement, dated December 21, 2015, among the Company, Open Text Inc. and Stephen F. Murphy
99.1	Press Release issued by Open Text Corporation on December 24, 2015